                                                                    EXHIBIT 10.1
                                                                    ------------

                                 Amendment No. 1

                                       to

                              Procurement Agreement


This Amendment ("Amendment") is made and entered into effective this 22nd day of April, 2002, by and between Qwest Communications Corporation ("Qwest") and Corvis Operations, Inc. ("Corvis").

                                  -WITNESSETH-

WHEREAS, Qwest and Corvis are parties to that certain Procurement Agreement dated June 5, 2000 (the "Agreement"); and

WHEREAS, Qwest and Corvis desire to amend the Agreement.

NOW, THEREFORE in consideration of the foregoing premises and mutual promises and covenants of the Parties hereto, the receipt and sufficiency of which is hereby acknowledged, Qwest and Corvis agree to amend the Agreement as follows:


1. Unless specifically indicated otherwise, all capitalized terms used herein shall have the same meaning given to them in the Agreement. Notwithstanding the foregoing, all references to "Minimum Deployment Commitment" in the Agreement shall be changed to read "Purchase Commitment" and all references to the "Initial Deployment Commitment" shall be deleted.


2. Sections 1.1 - 1.4 are deleted in their entirety, and the following inserted in substitution thereof:

1.1 Purchase Commitment. Qwest will purchase and accept from Corvis, subject to acceptance criteria, Equipment, Software and/or Services in quantities and in configurations priced at twelve million dollars US ($12,000,000) (the "Purchase Commitment"), seven million dollars US ($7,000,000) of which (the "Initial Purchase Commitment") must be purchased on or before December 29, 2002, and the balance of which, totalling five million dollars US ($5,000,000), must be purchased on or before December 29, 2003, in each case based on the prices and license fees set forth in the Price List attached hereto as Attachment 3.1 or in a Corvis sales quote. For purposes of the preceding sentence, Qwest will be deemed to have purchased a Product if Qwest has ordered the Product for delivery and acceptance before the end of the applicable period (i.e., [*] or [*]). The provisions of Section 1.11 of the Agreement shall not apply to the Purchase Commitment.

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1.2   Qwest Future Purchases. Qwest, in its sole discretion, may purchase additional Corvis Equipment, Software and/or Services in quantities and configurations at prices totalling up to one hundred thirty eight million dollars US ($138,000,000) Corvis will offer such Equipment and Software during the Initial Term based on the pricing set forth in the Price List attached hereto as Attachment 3.1, or in a Corvis sales quote. Because of the rapid pace of change in technology in the area of telecommunications equipment and the uncertainty as to the exact nature of Qwest's future system needs, it is agreed that, notwithstanding any other provision of this Agreement, including, among others, this Section 1.2, Qwest shall have no binding obligation to purchase Corvis Equipment, Software and Services beyond those amounts specified in
Section 1.1 above, and Qwest shall have no liability to Corvis with respect to, or arising from, Qwest's failure, for any reason, to make any purchases under this Agreement beyond those set forth in Section 1.1 above, provided, however, that Purchase Orders shall constitute binding commitments in accordance with the terms of this Agreement.

1.3 Incomplete Purchases Per Purchase Commitment. If Qwest fails to purchase, as provided in Section 1.1, a total dollar value of Corvis Equipment, Software and/or Services equal to or exceeding the Purchase Commitment within each relevant time period, Corvis may then invoice Qwest for an amount equal to the purchase price and license fees for such Corvis Equipment, Software and/or Services that Qwest failed to purchase pursuant to Section 1.1 for such time period (the "Purchase Shortfall") and Qwest shall pay such invoice within [*] days after receipt. If Qwest issues Purchase Orders for at least the amount of the Purchase Shortfall within such [*]-day payment period for delivery of Equipment, Software and/or Services within [*] months of such Purchase Orders, Qwest will receive a credit towards the Purchase Commitment for the full amount of the payment made for the Purchase Shortfall.

1.4 [RESERVED]


3. Section 1.7 is deleted in its entirety, and the following inserted in substitution thereof:

1.7 Alteration of Delivery Dates. Qwest will have the right to alter the destination site at least ten (10) days prior to Corvis' scheduled shipment date for Products, without cost or expense to Qwest, by timely transmitting notice to Corvis of the new Specified Site(s). In addition, Qwest may, by written notice to Corvis, unilaterally modify the content of any Purchase Order issued hereunder, so long as (i) such modification is received at least 12 weeks prior to the agreed delivery date of the affected Products, and (ii) the total dollar value of the Purchase Order is not reduced.


4.    New Sections 1.14 - 1.21 are inserted, as follows:

1.14  Release 1 Field Trial.

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(a) On or before [*], the Parties shall mutually agree in good faith upon: (i) a list of Equipment and Software (the " R1 Field Trial System"), (ii) equipment pricing, (iii) a test plan, including lab certification requirements, (iv) tests, (v) expected test results, and (vi) roles and responsibilities (the "R1 Field Trial Test Plan") for Qwest to accomplish a field trial, as defined below, of the Corvis R 1 Field Trial System, using a budget not to exceed the Initial Purchase Commitment, unless otherwise agreed in writing. Corvis shall deliver to Qwest the R1 Field Trial System on or before [*] (the "R1 Delivery Date"). All equipment shall be NEBS 1 certified by NTRL according to the requirements set forth on Attachment 1.14 hereto. The R1 Field Trial System, and any Equipment to be loaned by Corvis to Qwest for the R1 Field Trial, shall be identified in Attachment 1.14 to the R1 Field Trial Test Plan. Qwest may use the R1 Field
Trial System in accordance with the license specified in Section 1.18(a).

(b) On or before [*], Corvis shall commence installation and turn up, at Corvis' expense, the R1 Field Trial System, and the R1 Field Trial, as defined below, shall also commence. The field trial will use current field or next generation fiber, at Qwest's option, and shall test the R1 Field Trial System in a test route or test configuration to be specified by Qwest (the "R1 Field Trial"). The R1 Field Trial shall be conducted in accordance with terms of this Section 1.14, Sections 1.16-1.20, and the R1 Field Trial Test Plan which, when executed by the Parties, shall be incorporated herein by reference. Should there be any conflict between the terms of the R1 Field Trial Test Plan and the Agreement as amended, the Agreement shall control.

(c) The Parties shall use commercially reasonable efforts to conduct and complete the R1 Field Trial no later than [*]; provided, however, that Qwest's obligation to conduct the lab or R1 Field Trial shall not extend beyond [*] after the commencement of the R1 Field Trial, unless (i) such extension is necessitated by Qwest's failure to devote adequate resources to execution of the R1 Field Trial Test Plan, or (ii) an extension is agreed to in writing by the Parties. Should the R1 Field Trial System fail to meet any test criterion specified in the R1 Field Trial Test Plan, Qwest shall promptly notify Corvis of any such failure and Corvis shall diligently work to correct such failure. The R1 Field Trial shall be deemed successfully completed when the R1 Field Trial System passes the R1 Field Trial Test Plan, and Qwest shall certify such success, in writing, to Corvis within five (5) days thereafter. If the R1 Field Trial is not successfully completed, Qwest will ship the R1 Field Trial System to Corvis at Corvis' expense.

(d) Upon successful completion of the R1 Field Trial and the R1 Field Trial System's passage of the R1 Field Trial Test Plan, Qwest shall purchase the R-1 Field Trial System (other than any loaner equipment) at the prices specified in the R-1 Field Trial Agreement, and payment shall be made thirty (30) days after receipt of invoice. Purchase of the R-1 Field Trial System shall be counted toward the Purchase Commitment.

(e) Subject to the last sentence of this Section 1.14(e), upon payment of the purchase price for any portion of the R1 Field Trial System by Qwest, that portion of the R1 Field Trial System will be deemed covered by the terms and conditions of the Agreement to the same extent as if that portion of the R1 Field Trial System had been procured by Qwest pursuant to the Agreement, and the terms and conditions of this Section 1.14, and Sections 1.16 through 1.20 shall no longer apply to that portion of the R1 Field Trial System. Prior to the payment of the

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purchase price for the portion of the R1 Field Trial System, the terms and conditions of this Section 1.14, and 1.16 through 1.20, will apply to the R1 Field Trial System. Any software right to use ("RTU") as specified in the Price List (attached hereto as Attachment 3.1) associated with the R1 Field Trial System shall become due and payable if and when Qwest uses any component of the R1 Field Trial System to carry commercial traffic.


1.15     Release 4 Field Trial.

(a) On or before [*] the Parties shall mutually agree in good faith upon: (i) a list of Equipment and Software (the " R4 Field Trial System"), (ii) equipment pricing, (iii) a test plan, including lab certification requirements, (iv) tests, (v) expected test results, and (vi) roles and responsibilities (the "R4 Field Trial Test Plan") for Qwest to accomplish a field trial, as defined below, of the Corvis R4 Field Trial System, using a budget not to exceed the Purchase Commitment, unless otherwise agreed in writing. Corvis shall deliver to Qwest the R4 Field Trial System on or before [*] (the "R4 Delivery Date"). All equipment shall be NEBS 1 certified by NTRL according to the requirements set forth in Attachment 1.14 to this Amendment. The R4 Field Trial System, and any Field Trial System to be loaned by Corvis to Qwest, shall be identified in Attachment 1.14 to the R4 Field Trial Test Plan. Qwest may use the Field Trial System in accordance with the license specified in Section 1.18(a).

(b) On or before [*], Corvis shall commence installation and turn up, at Corvis' expense, the R4 Field Trial System, and the R4 Field Trial, as defined below, shall also commence. The field trial will use current field or next generation fiber, at Qwest's option, and shall test the R4 Field Trial System in a test route or test configuration to be specified by Qwest (the "R4 Field Trial"). The R4 Field Trial shall be conducted in accordance with terms of this Section 1.15,
1.16 through 1.20, and the R4 Field Trial Test Plan which, when executed by the Parties, shall be incorporated herein by reference. Should there be any conflict between the terms of the R4 Field Trial Test Plan and the Agreement, as amended, the Agreement shall control.

(c) The Parties shall use commercially reasonable efforts to conduct and complete the R4 Field Trial no later than [*]; provided, however, that Qwest's obligation to conduct the lab or R4 Field Trial shall not extend beyond [*] days after the commencement of the R4 Field Trial, unless (i) such extension is necessitated by Qwest's failure to devote adequate resources to execution of the R4 Field Trial Test Plan, or (ii) an extension is agreed to in writing by the Parties. Should the R4 Field Trial System fail to meet any test criterion specified in the R4 Field Trial Test Plan, Qwest shall promptly notify Corvis of any such failure and Corvis shall diligently work to correct such failure. The R4 Field Trial shall be deemed successfully completed when the R4 Field Trial System passes the R4 Field Trial Test Plan, and Qwest shall certify such success, in writing, to Corvis within five (5) days thereafter. If the R4 Field Trial is not successfully completed, Qwest will ship the R4 Field Trial System to Corvis at Corvis' expense.

(d) Upon successful completion of the R4 Field Trial and the R4 Field Trial System's passage of the R4 Field Trial Test Plan, Qwest shall purchase the R4 Field Trial System (other

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

than any loaner equipment) at the prices specified in the R4 Field Trial Agreement, and payment shall be made thirty (30) days after receipt of invoice. Purchase of the R4 Field Trial System shall be counted toward the Purchase Commitment.

(e) Subject to the last sentence of this Section 1.15(e), upon payment of the purchase price for any portion of the R4 Field Trial System by Qwest, that portion of the R4 Field Trial System will be deemed covered by the terms and conditions of the Agreement to the same extent as if that portion of the R4 Field Trial System had been procured by Qwest pursuant to the Agreement, and the terms and conditions of this Section 1.15 and Sections 1.16 through 1.20 shall no longer apply to that portion of the R4 Field Trial System. Prior to the payment of the Purchase Price for the R4 Field Trial System, the terms and conditions of Sections 1.15 through 1.20 will apply to the R4 Field Trial System. Any software right to use ("RTU") as specified in the Price List (attached hereto as Attachment 3.1) associated with the R4 Field Trial System shall become due and payable if and when Qwest uses any component of the R4 Field Trial System to carry commercial traffic.

1.16 Field Trial System Delivery Dates.

(a) Should Corvis fail to deliver the equipment on the R1 Delivery Date, then Corvis shall have [*] days thereafter to so deliver the equipment (the "R1 Delivery Extension Period").

(b) Should Corvis fail to deliver the equipment on the R4 Delivery Date, then Corvis shall have [*] days thereafter to so deliver the equipment (the "R4 Delivery Extension Period").

(c) If Corvis delivers the equipment during the R1 Delivery Extension Period or the R4 Delivery Extension Period, then the commencement date for the corresponding field trial, and the subsequent dates contemplated for that particular release's field trial, will be pushed back by the number of additional days after the applicable delivery date the equipment was actually delivered. If Corvis fails to deliver the equipment during the R1 Delivery Extension Period or the R4 Delivery Extension Period, then, unless otherwise agreed in writing by the Parties, Qwest shall have no obligation to proceed with the corresponding field trial.

1.17 Reporting Obligations. Qwest shall provide oral feedback and evaluation data to Corvis that describes Qwest's experience with the Corvis Products. As to written feedback and evaluation, at a minimum, Qwest shall provide summary test data generated by the R1 and R4 Field Trials. Qwest agrees that it will notify Corvis of any errors in the Corvis Products within a reasonable time after such discovery. Qwest agrees to (i) meet with Corvis, upon Corvis' reasonable request to document such errors if any, and (ii) to discuss the performance of the Corvis Products and suggest ideas for improving Corvis' performance either in person or by telephone. Any such meeting will be at a location and time mutually agreed upon by Corvis and Qwest.

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

1.18 Field Trial License.

(a) Notwithstanding Sections 9.1 and 9.4 of the Agreement, subject to the terms and conditions of this Agreement, Corvis grants to Qwest a non-exclusive and non-transferable license (the "Field Trial License") to use the applicable Field Trial System and associated Software at the sites of the applicable Field Trial in object code form only solely for the purpose of internal evaluation of the Products with Qwest's equipment. Use of the Field Trial System and associated Software is restricted to the applicable Field Trial System. Use of the applicable Field Trial System is limited to the Software in the Field Trial System and as otherwise expressly provided for herein. Qwest may not relocate the applicable Field Trial System or knowingly give any third party, except as expressly allowed by this Agreement, access to the applicable Field Trial System, without Corvis' prior written consent. With respect to any third party software included with the applicable Field Trial System, Qwest will abide by the applicable terms and conditions for such third party software. Corvis may revoke the Field Trial License if Qwest breaches this license, or if the Field Trial is not successfully completed.

1.19 Warranty. PRIOR TO QWEST'S FULL PAYMENT OF THE PURCHASE PRICE FOR THE R1 FIELD TRIAL SYSTEM AND THE R4 FIELD TRIAL SYSTEM, AND NOTWITHSTANDING SECTIONS 13.1, 13.2, AND 13.5-13.8 HEREOF: (i) SAID EQUIPMENT IS PROVIDED "AS-IS", AND
(ii) CORVIS MAKES NO WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE PRODUCTS OR SERVICES PROVIDED IN CONNECTION WITH THE R1 FIELD TRIAL AND THE R4 FIELD TRIAL, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

1.20 Risk of Loss. Notwithstanding Section 1.6 hereof, Qwest shall bear the risk of loss, theft, destruction of or damage to the R1 Field Trial System or R4 Field Trial System up to a value of [*], beginning from Qwest's receipt of the Equipment at Qwest's location until such Equipment is placed with a carrier for shipping to Corvis, at Corvis' expense, pursuant to the provisions of the Agreement, including, without limitation, while such Equipment is in Qwest's possession or under its control, except to the extent such loss, theft, destruction or damage is caused by Corvis, its employees, contractors and/or agents.

1.21 Testing of OC-192 Product. Within [*] days from execution of this Amendment, Corvis shall provide at no cost to Qwest, and Qwest shall accept delivery from Corvis of the Corvis OC-192 Product for completion of Qwest's lab certification process by Qwest; provided, however, that subject to Qwest's using reasonably diligent efforts to perform certification tests thereon, if the OC-192 Product has not achieved certification after [*] days of additional testing by Qwest, Qwest shall have no further obligation to test or certify such cards.

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

6. A new Attachment 3.1 ("Price List") is inserted as Attachment 3.1 hereto, incorporated herein by reference. This Price List shall supersede and replace any prior Price List.

7.  A new Section 3.3(f) is inserted:

(f) PMSI. Until such time as Corvis is fully paid for Product shipped, as collateral security for the prompt and complete payment and performance of all obligations due hereunder, Qwest hereby pledges and assigns to Corvis, and grants to Corvis a purchase money security interest in, the Products. Qwest will assist Corvis in taking reasonable actions necessary to perfect and protect Corvis' security interest, including execution of a reasonable and standard purchase money security agreement. Once Corvis has received full payment for any Products, or Qwest has returned to Corvis any loaner Products or Products that Qwest may return pursuant to the terms of this Agreement, then Corvis shall make appropriate filings to release such security interests in said Products.

8. Section 4.1 is deleted in its entirety and the following inserted in substitution thereof:

4.1 Term. The "Commencement Date" shall mean April 22, 2002. Subject to the terms and conditions of this Agreement, the initial term of this Agreement will be from the Effective Date of June 5, 2000 and continue thereafter until December 31, 2005 ("Initial Term"). This Agreement will be automatically renewed for successive one-year terms unless either Party gives notice of non-renewal at least 90 days before the expiration of the Initial Term or any renewal term; provided, however, that the Purchase Commitment shall not be renewed. The Initial Term in combination with any extensions is also referred to in this Agreement as the "Term".

9. Article 22 Notices, the "copy to" address for Qwest shall be changed to read as follows:

    Qwest Communications
    General Counsel
    52nd Floor
    1801 California Street
    Denver Colorado 80202

10. The following language is inserted at the end of Section 23.7:

Upon execution of this Amendment No. 1, Corvis may issue a press release regarding the completion of this Amendment No. 1, subject to the written approval of Qwest regarding the content of said press release, which approval shall not be unreasonably withheld.

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

11. Each Party represents and warrants that this Amendment and any attachments thereto will constitute, when executed in full, the legal, valid and binding obligations of said Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting the enforcement of creditors rights generally and general principles of equity.

12. Except as specifically amended herein, all terms, conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the day and year first above set forth.

QWEST COMMUNICATIONS                          CORVIS Operations, Inc.
  CORPORATION

   /s/ James L. Becker                               /s/ Lynn D. Anderson
----------------------------------            ----------------------------------
         (SIGNATURE)                                (SIGNATURE)

       James L. Becker                                  Lynn D. Anderson
----------------------------------            ----------------------------------
         (PRINT)                              (PRINT)


      EVP - Network Ops. and Eng.                CFO
----------------------------------            ----------------------------------
         (TITLE)                               (TITLE)

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

                                 ATTACHMENT 1.14

NEBS Level 1

GR-63
-----
- System Fire Test and Material / Components Criteria

GR-1089
-------
- Electrical SafetyA Listing Requirements
- Bonding and Grounding
- EMI-Emissions (or FCC Part 15 Compliance)
- Short Circuit TestA Lightning Immunity (Second Level)
- Current Limiting Protector Test
- AC Power Fault Immunity (Second Level)
- Voltage Limiting Protector Test


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

                                 ATTACHMENT 3.1

                                   Price List

     ---------------------------------------------------------------------------
     Corvis ON Unified                                Ordering       Selling
     Network Platform                                   Code           Price
     T-ONG-F
     T-ONG-F LHN [*] Base Rack                                         $[*]
     T-ONG-F Expansion                                                 $[*]

     T-OA
     T-2                                                [*]            $[*]
     T-3                                                [*]            $[*]
     T-2 [*]                                                           $[*]
     T-3 [*]                                                           $[*]

     T-OADM
     T-OADM-HF [*]                                      [*]            $[*]
     T-OADM-SC [*]                                                     $[*]

     T-OS-F
     T-OS-F 3 port [*]                                  [*]            $[*]
     T-OS-F 4 port [*]                                  [*]            $[*]

     DCUs
     DCU Module                                                        $[*]
     GFF                                                               $[*]

     Miscellaneous
     Element Controller                                 [*]            $[*]
     [*] switch                                         [*]            $[*]
     Shelf Kit [*]                                                     $[*]

     Software RTU
     Optical Network Gateway [*]                        [*]            $[*]
     Optical Amplifiers [*]                             [*]            $[*]
     Optical Add/Drop Multiplexer [*]                   [*]            $[*]
     Optical Add/Drop Multiplexer [*]                                  $[*]
     Optical Switch [*]                                 [*]            $[*]

     Transport Interfaces
     OC-768 LH [*]                                                     $[*]
     OC-192LHN [*]                                                     $[*]
     [*] Mux Client Interface                                          $[*]
     OC-192HC [*]                                                      $[*]
     ---------------------------------------------------------------------------

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


--------------------------------------------------------------------------------
                            DESCRIPTION                       PART      SELLING
                                                             NUMBER      PRICE

                         Corvis CorManager

     CNM Base - standard Fault, Configuration, Performance
     and Security Management                                   [*]        $[*]
     [*]
     CEI-ON/XF License                                         [*]        $[*]
     CWP License [*]                                           [*]        $[*]

     Additional Licenses
     CNM license for OCS                                       [*]        $[*]
     CNM license for ON Node (ONG, OADM, OS)                   [*]        $[*]
     CNM license for ON [*]                                    [*]        $[*]
     CNM license for ON [*]                                    [*]        $[*]
     CNM user seats                                            [*]        $[*]
     CWP user seats                                            [*]        $[*]

     Optional CNM Application Suite A
     Protection Management [*]                                 [*]        $[*]
     Path Management                                           [*]        $[*]
     OSS Gateway [*]                                           [*]        $[*]

     Complete CNM Optional Application Suite A Upgrade         [*]        $[*]

     Optional CNM Application Suite B
     TruePath Manager[*]                                       [*]        $[*]
     Multi-vendor Element Adapter                              [*]        $[*]

     Complete CNM Optional Application Suite B Upgrade         [*]        $[*]

     Optional CNM Application Suite C
     High-Availability                                         [*]        $[*]
     Disaster Recovery                                         [*]        $[*]
     Web Access                                                [*]        $[*]

     Complete CNM Optional Application Suite C Upgrade         [*]        $[*]


     CNM Hardware Platform
     High Availability / Disaster Recovery - [*]               [*]        $[*]

     Corvis Element Controller Optional Hardware

     Element Controller                                        [*]        $[*]
     [*] Switch                                                [*]        $[*]

     Corvis OCS TruePath Software

     TruePath Instant Provisioning and Restoration [*]         [*]        $[*]
     TruePath Bandwidth on Demand  [*]                         [*]        $[*]

     Corvis ON TruePath Software

     TruePath Instant Provisioning and Restoration  [*]
          Node (ONG, OADM and OS) RTU                          [*]        $[*]
          [*] RTU                                              [*]        $[*]
     TruePath Bandwidth on Demand  [*]
          Node (ONG, OADM and OS) RTU                          [*]        $[*]
          [*] RTU                                              [*]        $[*]




--------------------------------------------------------------------------------
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

Corvis OCS                                                                  Ordering Code     Unit Selling Price
----------                                                                  -------------     ------------------
OCS Racks

    Rack Assy, OCS US Telco                                        Each          [*]                 $[*]
         Power Distribution Control Unit, OCS                       1            [*]

    Fiber Management Kit, OCS Vertical                             Each          [*]                 $[*]
    Fiber Management Kit, OCS ETSI Vertical                        Each          [*]                 $[*]
    Fiber Management Kit, OCS Vertical w/ Cable Storage            Each          [*]                 $[*]

OCS Subracks

    Subrack Assy, OCS I/O-E US Telco                               Each          [*]                 $[*]
         Shelf Assy, OCS I/O-E                                      1            [*]                 $[*]
         *Fan Assy, OCS Upper                                       2            [*]                 $[*]
         *Filter, OCS Fan                                           1            [*]                 $[*]
         *Module Assy, Power Access                                 2            [*]

    Subrack Assy, OCS Center Stage US Telco                        Each          [*]                 $[*]
         Shelf Assy, OCS Center Stage                               1            [*]                 $[*]
         *Fan Assy, OCS Upper                                       2            [*]                 $[*]
         *Filter, OCS Fan                                           1            [*]                 $[*]
         *Module Assy, Power Access                                 2            [*]

    Shelf Cover Assy, Unpopulated Shelf                            Each          [*]                 $[*]

OCS I/O Modules

    OC-192/STM-64 Specific I/O Modules
    ==================================
    *Module Assy, OCS [*] OC-192/STM-64 [*]                        Each          [*]                 $[*]
    *Module Assy, OCS OC-192/STM-64 [*], SC Conn                   Each          [*]                 $[*]
    Module Assy, OCS OC-192/STM-64 [*] Filler                      Each          [*]                 $[*]

    OC-48/STM-16 Specific I/O Modules
    =================================
    *Module Assy, OCS [*] OC-48/STM-16 [*]                         Each          [*]                 $[*]
    *Module Assy, OCS OC-48/STM-16 [*], SC Conn                    Each          [*]                 $[*]
    Module Assy, OCS OC-48/STM-16 [*] Filler                       Each          [*]                 $[*]
    Module Assy, OCS I/O-E [*] Filler                              Each          [*]                 $[*]

OCS Switch Modules

    *Module Assy, OCS Switch Single Shelf  [*]                     Each          [*]                 $[*]
    *Module Assy, OCS Switch End Stage  [*]                        Each          [*]                 $[*]
    Module Assy, OCS, Switch, Filler                               Each          [*]                 $[*]
    *Module Assy, OCS Switch Center Stage                          Each          [*]                 $[*]

OCS Synchronization Module

    Module Assy, OCS Synchronization, US Telco Wire Wrap           Each          [*]                 $[*]
    Module Assy, OCS Synchronization, US Telco Bantam              Each          [*]                 $[*]

OCS Shelf Processor Modules

    *Module Assy, OCS Shelf Processor [*]                          Each          [*]                 $[*]
    Module Assy, OCS, SPROC, Filler                                Each          [*]                 $[*]


OCS Software

    OCS RTU per shelf                                              Each                              $[*]

---------------------------------------------------------------------------------------------------------
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

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